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                                      FLAG
                                    INVESTORS
                                     EQUITY
                                    PARTNERS
                                      FUND



                               SEMI-ANNUAL REPORT
                                NOVEMBER 30, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The Fund's Class A Shares produced a six-month return of 10.5%. The two-year cumulative return of 60.2% compares very favorably with other equity funds.

o The three years ended November 30, 1997 marked one of the best periods for stock market returns in this century. However, the current investment environment can best be described as uncertain as investors focus on the recent problems in Asia and their impact on U.S. companies and markets.

o Our portfolio strategy is founded in our belief that good opportunities are available in almost any market. We have described two of the Fund's investments, Blyth Industries and Ford Motor, in this report to illustrate our philosophy.

o Your Fund's long-term focus results in low turnover, lower trading costs and a lesser tax burden for taxable shareholders.

FUND PERFORMANCE
--------------------------------------------------------------------------------

Growth of a $10,000 Investment in Class A Shares*
February 13, 1995-November 30, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]

$10,000 invested in the Equity Partners Fund
Class A Shares at inception on February 13, 1995 was worth $19,213 on November 30, 1997.


                                2/95     $10,000
                                5/95      10,770
                                8/95      11,421
                               11/95      11,993
                                2/96      12,756
                                5/96      13,252
                                8/96      13,329
                               11/96      15,576
                                2/97      16,192
                                5/97      17,383
                                8/97      18,811
                               11/97      19,213


Total Return Performance*

                                  Class A      Class B      Institutional
  For the periods ended 11/30/97  Shares       Shares          Shares
--------------------------------------------------------------------------------
  6 Months                         10.5%        10.1%           10.7%
--------------------------------------------------------------------------------
  12 Months                        23.4%        22.5%           23.7%
--------------------------------------------------------------------------------
  Since Inception                 2/13/95      2/13/95         2/12/96
                                  -------      -------         -------
  (Cumulative)                     92.1%        88.4%           50.4%
--------------------------------------------------------------------------------

   *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the period ended November 30, 1997.

Performance

     The Fund's Class A Shares produced a total return of 10.5% and 23.4% for the six- and 12-month periods ended November 30, 1997, respectively. For the two-year period, the Fund had a cumulative return of 60.2%, ranking in the top 14% of Lipper Analytical's Equity Funds Universe.1 Since its inception on February 13, 1995, the Fund's Class A Shares have had a cumulative total return of 92.1%.

     Over the past year, the Class A Shares' net asset value grew by $3.36, which includes income and capital gains distributions. The largest positive and negative contributors to this growth are shown in the following table.

Contributions to Net Asset Value Performance

(For the 12 months ended 11/30/97)
--------------------------------------------------------------------------------
Five Best Contributors   Gain Per Share  Five Worst Contributors  Loss Per Share
--------------------------------------------------------------------------------
America Online                $0.32      Airgas                      $(0.06)
--------------------------------------------------------------------------------
Conseco                       $0.28      Amgen                       $(0.06)
--------------------------------------------------------------------------------
USG Corp.                     $0.22      Noble Affiliates            $(0.05)
--------------------------------------------------------------------------------
Travelers                     $0.21      Eastman Kodak               $(0.05)
--------------------------------------------------------------------------------
The Learning Company          $0.20      American Standard           $(0.05)
--------------------------------------------------------------------------------

     America Online, the largest contributor, has almost tripled in value since we originally purchased it one year ago. Conseco, the second largest contributor, has appreciated more than five-fold since the Fund's inception in February 1995, which is when we first purchased this holding.

----------
(1) The Lipper ranking is based on performance for the two years ended November 30, 1997 relative to other funds in the category. This ranking indicates that the Fund ranked #511 out of 3,724 funds in the Equity Funds Universe. In addition, the Fund ranked #1,394 out of 4,731 funds for the year ended November 30, 1997, placing in the top 30% in the Equity Funds Universe. Performance figures used in these rankings exclude the impact of any sales charge. Past performance is not an indicator of future results.

--------------------------------------------------------------------------------

     The losses experienced by the worst contributors have been somewhat modest. None of these or any other names in the portfolio have a loss greater than 10% of the Fund's average cost basis. This reflects the fact that we have been price-conscious in our investments and have avoided any serious fundamental mistakes.

Investment Environment

     For the three years ended November 30, the Standard & Poor's 500 Index (S&P
500) gained 111%, one of the best three-year periods in this century. The Dow Jones Industrials gained over 20% in each of the three calendar years ending 1997, the first time this has happened in the 101-year history of the index.

     These returns have resulted from a nearly perfect investment environment characterized by growing profits, declining interest rates and the absence of any real inflation. During this period, investors had very little to worry about other than the fact that stocks had risen so much.

     The recent problems in Asia have now given investors something more tangible to fear. The Asian problems have already impacted certain companies and have raised questions about the degree to which other companies' profits may be hurt.

     On a broader level, the availability of inexpensive Asian goods in our markets may result in even lower inflation but has raised the possibility of deflation for the first time in many years. As a result, U.S. Treasury bonds have been in demand, driving the yield on long-term Treasuries below 6%. This would normally be quite bullish for stocks were it not for the related worries about profits.

     The current environment can therefore be best characterized as uncertain and volatile. The volatility may continue until we have greater visibility on the impact of the Asian troubles on the U.S. economy and markets.

Portfolio Strategy

     We have always believed that good investment opportunities can be found in most any market. The past six months were no exception. During the period, we invested over $72 million, $53 million of which was new money that flowed into the Fund.

     We would like to highlight in this report Blyth Industries, our largest purchase during the period and now the Fund's second largest holding. It is a

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

classic example of what we try to do, which is buy good companies when the stock is out of favor and down in price due to temporary concerns. Blyth is the largest U.S. manufacturer of candles. This well-managed company has had its sales grow at a 43% annual rate in the past four years as a result of strong industry growth in the U.S. and abroad, increased market share and acquisitions. It has increased its margins annually, resulting in four-year compound earnings per share growth of 50%. Analysts estimate the company will see its earnings per share grow at 25% in the next several years.

     For reasons that were never totally clear to us, some investors were nervous about the growth the company would report in the October quarter, which resulted in the stock declining from $39 to $21 in several weeks. We added over $6 million to our investment during this period at an average cost of $25. This price is 17x the projected earnings for 1998, which is in our view a very cheap price to pay for this well-managed, high growth rate company. Incidentally, the nervousness proved unfounded, as the company reported earnings growth of 30% for the October quarter, propelling the stock above $30 in a matter of days.

     Our largest holding today is Ford Motor, which we also believe represents good value, although in a very different form than Blyth. Whereas Blyth's value is being created through rapid growth, Ford's is being created through restructuring, unlocking for shareholders the value in its non-automotive businesses.

     Recent Asian concerns caused Ford's stock to drop to 6x earnings and a 6% yield, based on the earnings and dividend anticipated following the spin-off of their Associates Corp. subsidiary in early 1998. In our judgment, this was another case of short-term concerns creating long-term value. We increased our investment accordingly.

     The contrast between Blyth and Ford demonstrates a distinctive aspect of our philosophy. We believe that value comes in many different forms. We allow ourselves to be as flexible as possible to take advantage of the different opportunities. This is in contrast to specialty funds that concentrate on one particular type of stock.

     The Fund's five largest holdings are listed in the table on page 5. The accompanying price/earnings ratios, ranging from 8x to 17x, demonstrate the statistical value of these stocks in comparison to the S&P 500, selling at 21x 1998 estimated earnings.

             Five Largest Holdings

             Holding          1998 Estimated Price/Earnings Ratio
           --------------------------------------------------------
             Ford Motor                        9x
           --------------------------------------------------------
             Blyth Industries                 17x
           --------------------------------------------------------
             Conseco                          14x
           --------------------------------------------------------
             USG Corporation                   8x
           --------------------------------------------------------
             Philip Morris                    13x
           --------------------------------------------------------
             S&P 500                          21x
           --------------------------------------------------------

     One of the most important aspects of our investment philosophy is our focus on the long term. When we invest in companies we hope and expect to own them for years, not months, as long as the management and long-term business characteristics are favorable and the prices are reasonable. Our patience and willingness to hold good stocks for years result in very little short-term trading. For example, in the past six months, total sales were just over $9 million, only 5% of the Fund's average market value during the period. Most of the sales involved selling companies that had appreciated due to their mergers or pending mergers into other companies.

     The Fund's low turnover is in contrast to most mutual funds, where some studies indicate annual turnover averages 90% industry-wide. Higher turnover results in higher trading costs and larger short- and long-term capital gains distributions for taxable shareholders. It also prevents most good investment ideas from ever reaching their full potential.

Closing

     We would like to thank you for your ongoing interest and support and particularly welcome new shareholders who have invested over the past six months. We have significant personal investments in the Fund with you and are focused on creating value for all of us over the long term.

Sincerely,

/s/ Lee S. Owen
----------------------
Lee S. Owen
Portfolio Manager

December 31, 1997

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares.

Average Annual Total Return

  For the periods ended 12/31/97      1 Year        Since Inception*
--------------------------------------------------------------------------------
  Class A Shares                      18.89%             23.75%
--------------------------------------------------------------------------------
  Class B Shares                      19.61%             23.94%
--------------------------------------------------------------------------------
  Institutional Shares                23.43%             24.01%
--------------------------------------------------------------------------------

   *Inception dates: Class A 2/13/95, Class B 2/13/95, Institutional 2/12/96.

     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        November 30, 1997
(Unaudited)

                                                               Market Value
  Shares                                                         (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK: 93.6%
Banking: 4.0%
     30,600      Citicorp                                      $ 3,670,088
     19,500      Wells Fargo & Company                           5,991,375
                                                               -----------
                                                                 9,661,463
                                                               -----------
Basic Industry: 6.2%
    399,000      Airgas, Inc.*                                   5,586,000
     84,100      Hercules, Inc.                                  4,084,106
    138,500      Newmont Mining Corp.                            4,163,656
     21,000      Olin Corp.                                      1,039,500
     12,000      Solutia Inc.                                      273,750
                                                               -----------
                                                                15,147,012
                                                               -----------
Business Services: 2.4%
    180,000      First Data Corp.                                5,096,250
     17,000      SEI Corporation                                   705,500
                                                               -----------
                                                                 5,801,750
                                                               -----------
Capital Goods: 2.8%
     29,900      Briggs & Stratton Corporation                   1,528,638
     48,400      Caterpillar, Inc.                               2,320,175
     32,500      Eaton Corporation                               3,069,219
                                                               -----------
                                                                 6,918,032
                                                               -----------
Consumer Durables/Non-Durables: 16.7%
    405,000      Blyth Industries, Inc.*                        10,403,438
     88,000      Eastman Kodak Company                           5,335,000
    250,000      Ford Motor Company                             10,750,000
    157,500      Philip Morris Companies, Inc.                   6,851,250
    115,000      Richfood Holdings, Inc.                         3,140,937
     93,000      Sunbeam Corp.                                   4,097,813
                                                               -----------
                                                                40,578,438
                                                               -----------
Consumer Services: 7.4%
     80,000      America Online, Inc.*                           6,040,000
     50,000      Gannett Company, Inc.                           2,903,125
    376,800      The Learning Company, Inc.*                     6,829,500
     36,000      Times Mirror Company -  Class A                 2,137,500
                                                               -----------
                                                                17,910,125
                                                               -----------
Defense/Aerospace: 3.8%
     67,080      The Boeing Company                              3,563,625
     58,700      Lockheed Martin Corp.                           5,726,919
                                                               -----------
                                                                 9,290,544
                                                               -----------
Energy: 1.5%
    100,500      Noble Affiliates, Inc.                          3,731,063
                                                               -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            November 30, 1997
(Unaudited)

                                                               Market Value
  Shares                                                         (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK (continued)
Financial Services: 7.7%
     60,200      American Express Company                      $ 4,748,275
    108,000      Freddie Mac                                     4,455,000
    100,000      Green Tree Financial Corporation                3,062,500
     11,000      Transamerica Corp.                              1,194,187
    105,000      Travelers Group, Inc.                           5,302,500
                                                               -----------
                                                                18,762,462
                                                               -----------
Health Care: 6.0%
    127,000      Amgen, Inc.*                                    6,492,875
    100,000      Columbia/HCA Healthcare Corporation             2,950,000
     82,000      Johnson & Johnson                               5,160,875
                                                               -----------
                                                                14,603,750
                                                               -----------
Hotels/Gaming: 1.9%
    130,000      Harrah's Entertainment, Inc.*                   2,608,125
     61,600      Hilton Hotels Corporation                       1,917,300
                                                               -----------
                                                                 4,525,425
                                                               -----------
Housing: 5.5%
    327,500      Champion Enterprises, Inc.*                     6,304,375
    148,300      USG Corporation*                                6,951,562
                                                               -----------
                                                                13,255,937
                                                               -----------
Insurance: 6.5%
    217,000      Conseco Inc.                                   10,104,062
     93,400      Mid Ocean Limited                               5,790,800
                                                               -----------
                                                                15,894,862
                                                               -----------
Multi-Industry: 6.3%
    164,000      American Standard Co., Inc.*                    6,498,500
     37,000      Loews Corporation                               3,926,625
     60,000      Monsanto Co.                                    2,621,250
     24,200      Tenneco, Inc.                                   1,048,163
     17,800      United Technologies Corp.                       1,333,887
                                                               -----------
                                                                15,428,425
                                                               -----------
Retail: 2.9%
     25,550      J.C. Penney Co., Inc.                            1,641,587
    425,000      Kmart Corporation *                              5,339,062
                                                               ------------
                                                                  6,980,649
                                                               ------------
Technology: 7.5%
     56,000      International Business Machines Corporation      6,135,500
     97,500      Millipore Corporation                            3,778,125
    190,300      Novell, Inc.*                                    1,760,275

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

  Shares/                                                       Market Value
 Par (000)                                                        (Note 1)
--------------------------------------------------------------------------------
COMMON STOCK (concluded)
Technology (concluded)
     34,000      Varian Associates, Inc.                        $  1,963,500
     59,500      Xerox Corporation                                 4,622,406
                                                                ------------
                                                                  18,259,806
                                                                ------------
Telecommunications:  2.5%
    140,000      MCI Communications Corporation                    6,151,250
                                                                ------------
Transportation: 2.0%
     95,800      Canadian National Railway Company                 4,951,663
                                                                ------------
   Total Common Stock
     (Cost $173,362,440)                                         227,852,656
                                                                ------------
 REPURCHASE AGREEMENT: 8.4%
    $20,523      Goldman Sachs & Co., 5.50%
                 Dated 11/28/97, to be repurchased on
                 12/1/97, collateralized by U.S. Treasury
                 Bonds with a market value of $20,934,344.
                 (Cost $20,523,000)                               20,523,000
                                                                ------------
Total Investment in Securities: 102.0%
  (Cost $193,885,440)**                                          248,375,656
Liabilities in Excess of Other Assets, Net: (2.0)%                (4,857,147)
                                                                ------------
Net Assets: 100.0%                                              $243,518,509
                                                                ============
Net Asset Value and Redemption Price Per:

  Class A Share
    ($145,205,745 / 7,773,480 shares outstanding)                     $18.68
                                                                      ======
  Class B Share
    ($25,571,179 / 1,379,078 shares outstanding)                      $18.54***
                                                                      ======
  Institutional Share
    ($72,741,585 / 3,888,232 shares outstanding)                      $18.71
                                                                      ======
Maximum Offering Price Per:

  Class A Share
    ($18.68 / 0.955)                                                  $19.56
                                                                      ======
  Class B Share                                                       $18.54
                                                                      ======
  Institutional Share                                                 $18.71
                                                                      ======

----------
  * Non-income producing security.
 ** Also aggregate cost for federal tax purposes.
*** Redemption value is $17.80 following a 4% maximum contingent deferred sales charge.
                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                    For the Six
                                                                    Months Ended
                                                                    November 30,
--------------------------------------------------------------------------------
                                                                       1997(1)

Investment Income (Note 1):
   Dividends                                                         $ 1,220,771
   Interest                                                              660,865
                                                                     -----------
            Total income                                               1,881,636
                                                                     -----------
Expenses:
   Investment advisory fee (Note 2)                                      913,161
   Distribution fee (Note 2)                                             270,849
   Registration fees                                                      39,389
   Accounting fee (Note 2)                                                36,169
   Transfer agent fee (Note 2)                                            32,290
   Audit                                                                  20,860
   Printing and postage                                                   20,491
   Custodian fee (Note 2)                                                 16,276
   Legal                                                                  14,510
   Organizational expense (Note 1)                                         8,180
   Miscellaneous                                                           7,178
   Directors' fees                                                         6,007
                                                                     -----------
            Total expenses                                             1,385,360
                                                                     -----------
   Net investment income                                                 496,276
                                                                     -----------

Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                        3,836,690
   Change in unrealized appreciation or depreciation of investments   15,348,563
                                                                     -----------
            Net gain on investments                                   19,185,253
                                                                     -----------
Net increase in net assets resulting from operations                 $19,681,529
                                                                     ===========

---------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                  For the Six        For the
                                                  Months Ended      Year Ended
                                                  November 30,        May 31,
--------------------------------------------------------------------------------
                                                     1997(1)           1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $    496,276    $    635,029
   Net realized gain from security transactions      3,836,690       2,887,321
   Change in unrealized appreciation or
     depreciation of investments                    15,348,563      27,900,712
                                                  ------------    ------------
   Net increase in net assets resulting
     from operations                                19,681,529      31,423,062
                                                  ------------    ------------

Distributions to Shareholders from:
   Net investment income:
     Class A Shares                                   (203,965)       (551,174)
     Class B Shares                                         --          (5,815)
     Institutional Shares                             (120,416)       (112,532)
   Net realized short-term gains:
     Class A Shares                                         --        (168,249)
     Class B Shares                                         --         (17,444)
     Institutional Shares                                   --         (36,622)
   Net realized mid-term and long-term gains:
     Class A Shares                                         --        (392,581)
     Class B Shares                                         --         (40,703)
     Institutional Shares                                   --         (85,452)
                                                  ------------    ------------
        Total distributions                           (324,381)     (1,410,572)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     62,375,905      73,706,538
   Value of shares issued in reinvestment
     of dividends                                      240,251       1,249,105
   Cost of shares repurchased                       (9,269,864)     (7,920,313)
                                                  ------------    ------------
   Increase in net assets derived from
     capital share transactions                     53,346,292      67,035,330
                                                  ------------    ------------
   Total increase in net assets                     72,703,440      97,047,820

Net Assets:
   Beginning of period                             170,815,069      73,767,249
                                                  ------------    ------------
   End of period                                  $243,518,509    $170,815,069
                                                  ============    ============
-------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each period)
                                                                For the Six
                                                                Months Ended
                                                                November 30,
--------------------------------------------------------------------------------
                                                                   1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                           $  16.93
                                                                    --------
Income from Investment Operations:
   Net investment income                                                0.04
   Net realized and unrealized gain on investments                      1.74
                                                                    --------
   Total from Investment Operations                                     1.78
                                                                    --------
Less Distributions:
   Distributions from net investment income and net realized
      short-term gains                                                 (0.03)
   Distributions from net realized mid-term
      and long-term gains                                                 --
                                                                    --------
   Total distributions                                                 (0.03)
                                                                    --------
   Net asset value at end of period                                 $  18.68
                                                                    ========
Total Return(3)                                                        10.53%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                          1.29%(6)
   Net investment income(5)                                             0.43%(6)

Supplemental Data:
   Net assets at end of period (000)                                $145,206
   Portfolio turnover rate                                             10.02%(6)
   Average commissions per share(7)                                 $ 0.0591

-------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

                                                                                                            For the Period
                                                                                                           Feb. 13, 1995(2)
                                                                        For the Year Ended May 31,          through May 31,
----------------------------------------------------------------------------------------------------------------------------
                                                                        1997                  1996                1995
Per Share Operating Performance:
   Net asset value at beginning of period                             $  13.09              $ 10.77             $ 10.00
                                                                      --------              -------             -------
Income from Investment Operations:
   Net investment income                                                  0.08                 0.17                0.12
   Net realized and unrealized gain on investments                        3.96                 2.29                0.65
                                                                      --------              -------             -------
   Total from Investment Operations                                       4.04                 2.46                0.77
                                                                      --------              -------             -------

Less Distributions:
   Distributions from net investment income and net realized
      short-term gains                                                   (0.13)               (0.14)                 --
   Distributions from net realized mid-term
      and long-term gains                                                (0.07)                  --                  --
                                                                      --------              -------             -------
   Total distributions                                                   (0.20)               (0.14)                 --
                                                                      --------              -------             -------
   Net asset value at end of period                                   $  16.93              $ 13.09             $ 10.77
                                                                      ========              =======             =======
Total Return(3)                                                          31.17%               23.05%               7.70%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                            1.35%                1.35%               1.35%(6)
   Net investment income(5)                                               0.61%                1.52%               3.74%(6)

Supplemental Data:
   Net assets at end of period (000)                                  $113,030              $64,230             $38,612
   Portfolio turnover rate                                               17.60%                0.73%                 --
   Average commissions per share(7)                                   $ 0.0677                   --                  --

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class B Shares
(For a share outstanding throughout each period)

                                                                For the Six
                                                                Months Ended
                                                                November 30,
--------------------------------------------------------------------------------
                                                                   1997(1)
Per Share Operating Performance:
   Net asset value at beginning of period                         $ 16.84
                                                                  -------
Income from Investment Operations:
   Net investment income/(expenses in excess of income)             (0.01)
   Net realized and unrealized gain on investments                   1.71
                                                                  -------
   Total from Investment Operations                                  1.70
                                                                  -------

Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                                --
   Distributions from net realized mid-term
      and long-term gains                                              --
                                                                  -------
   Total distributions                                                 --
                                                                  -------
   Net asset value at end of period                               $ 18.54
                                                                  =======
Total Return(3)                                                     10.09%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                       2.04%(6)
   Net investment income/(expenses in excess of income)(5)          (0.21)%(6)

Supplemental Data:
   Net assets at end of period (000)                              $25,571
   Portfolio turnover rate                                          10.02%(6)
   Average commissions per share(7)                               $0.0591

--------
(1) Unaudited.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29% and 0.15% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(6) Annualized.
(7) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

                                                                                                                For the Period
                                                                                                               Feb. 13, 1995(2)
                                                                      For the Year Ended May 31,                through May 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                   1997                      1996                      1995
Per Share Operating Performance:
   Net asset value at beginning of period                        $ 13.03                    $10.75                    $10.00
                                                                 -------                    ------                    ------
Income from Investment Operations:
   Net investment income/(expenses in excess of income)            (0.04)                     0.07                      0.07
   Net realized and unrealized gain on investments                  3.96                      2.31                      0.68
                                                                 -------                    ------                    ------
   Total from Investment Operations                                 3.92                      2.38                      0.75
                                                                 -------                    ------                    ------

Less Distributions:
   Distributions from net investment income
      and net realized short-term gains                            (0.04)                    (0.10)                       --
   Distributions from net realized mid-term
      and long-term gains                                          (0.07)                       --                        --
                                                                 -------                    ------                    ------
   Total distributions                                             (0.11)                    (0.10)                       --
                                                                 -------                    ------                    ------
   Net asset value at end of period                              $ 16.84                    $13.03                    $10.75
                                                                 =======                    ======                    ======
Total Return(3)                                                    30.28%                    22.17%                     7.50%

Ratios to Average Daily Net Assets:
   Expenses(4)                                                      2.10%                     2.10%                     2.10%(6)
   Net investment income/(expenses in excess of income)(5)         (0.16)%                    0.71%                     1.97%(6)

Supplemental Data:
   Net assets at end of period (000)                             $15,670                    $5,302                    $2,159
   Portfolio turnover rate                                         17.60%                     0.73%                       --
   Average commissions per share(7)                              $0.0677                        --                        --

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Financial Highlights -- Institutional Shares
(For a share outstanding throughout each period)

                                                                      For the Period
                                            For the Six    For the    Feb. 12, 1996(2)
                                           Months Ended   Year Ended      through
                                           November 30,     May 31,       May 31,
--------------------------------------------------------------------------------------
                                                  1997(1)        1997          1996
Per Share Operating Performance:
   Net asset value at beginning of period       $ 16.94        $ 13.10        $12.72
                                                -------        -------        ------
Income from Investment Operations:
   Net investment income                           0.07           0.14          0.04
   Net realized and unrealized gain
      on investments                               1.74           3.95          0.34
                                                -------        -------        ------
   Total from Investment Operations                1.81           4.09          0.38
                                                -------        -------        ------

Less Distributions:
   Distributions from net investment income
      and net realized short-term gains           (0.04)         (0.18)           --
   Distributions from net realized
      mid-term and long-term gains                   --          (0.07)           --
                                                -------        -------        ------
   Total distributions                            (0.04)         (0.25)           --
                                                -------        -------        ------
   Net asset value at end of period             $ 18.71        $ 16.94        $13.10
                                                =======        =======        ======
Total Return                                      10.70%         31.58%         3.23%

Ratios to Average Daily Net Assets:
   Expenses(3)                                     1.04%(5)       1.10%         1.10%(5)
   Net investment income(4)                        0.75%(5)       0.81%         1.20%(5)

Supplemental Data:
   Net assets at end of period (000)            $72,742        $42,115        $4,235
   Portfolio turnover rate                        10.02%(5)      17.60%         0.73%
   Average commissions per share(6)             $0.0591        $0.0677            --

-------
(1) Unaudited.
(2) Commencement of operations.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.22% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(5) Annualized.
(6) Disclosure is required for fiscal years beginning after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1 -- Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on November 30, 1994 and commenced operations February 13, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced February 13, 1995, and Institutional Shares, which commenced February 12, 1996.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 4.50% maximum front-end sales charge and the Class B Shares have a 4.00% maximum contingent deferred sales charge. The Institutional Shares have neither a front-end sales charge nor a contingent deferred sales charge. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 1 -- concluded

         ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. Securities Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced investment activities.

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 2 -- concluded

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to waive a portion of its fees and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. ICC did not waive any fees for the six months ended November 30, 1997.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or sub-advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. The Fund paid ICC $36,169 for accounting services for the six months ended November 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $32,290 for transfer agent services for the six months ended November 30, 1997.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. From September 22, 1997 to November 30, 1997, the Fund accrued $4,912 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Group of companies, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors. For the six months ended November 30, 1997, distribution fees aggregated $270,849, of which $162,787 were attributable to the Class A Shares and $108,062 were attributable to the Class B Shares. The Fund did not pay any commissions for the six months ended November 30, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended November 30, 1997 was $4,967, and the accrued liability was $7,122.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                     Class A Shares
                                            ------------------------------
                                              For the Six        For the
                                             Months Ended      Year Ended
                                            Nov. 30, 1997(1)  May 31, 1997
                                            ----------------  ------------
Shares sold                                     1,337,339       2,175,983
Shares issued to shareholders on
   reinvestment of dividends                       10,546          71,468
Shares redeemed                                  (251,821)       (477,782)
                                              -----------     -----------
Net increase in shares outstanding              1,096,064       1,769,669
                                              ===========     ===========

Proceeds from sale of shares                  $24,540,884     $32,665,187
Value of reinvested dividends                     185,614       1,040,589
Cost of shares redeemed                        (4,556,131)     (7,100,783)
                                              -----------     -----------
Net increase from capital share transactions  $20,170,367     $26,604,993
                                              ===========     ===========

                                                     Class B Shares
                                            ------------------------------
                                              For the Six        For the
                                             Months Ended      Year Ended
                                            Nov. 30, 1997(1)  May 31, 1997
                                            ----------------  ------------
Shares sold                                       467,016         545,380
Shares issued to shareholders on
   reinvestment of dividends                           --           3,986
Shares redeemed                                   (18,642)        (25,717)
                                               ----------      ----------
Net increase in shares outstanding                448,374         523,649
                                               ==========      ==========

Proceeds from sale of shares                   $8,431,557      $8,263,270
Value of reinvested dividends                          --          60,224
Cost of shares redeemed                          (339,556)       (375,286)
                                               ----------      ----------
Net increase from capital share transactions   $8,092,001      $7,948,208
                                               ==========      ==========
------
(1) Unaudited.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 3 -- concluded

                                                  Institutional Shares
                                            --------------------------------
                                              For the Six         For the
                                              Months Ended       Year Ended
                                            Nov. 30, 1997(1)    May 31, 1997
                                            ----------------    ------------
Shares sold                                     1,636,518       2,182,989
Shares issued to shareholders on
   reinvestment of dividends                        3,103           9,854
Shares redeemed                                  (237,494)        (30,115)
                                              -----------     -----------
Net increase in shares outstanding              1,402,127       2,162,728
                                              ===========     ===========

Proceeds from sale of shares                  $29,403,464     $32,778,081
Value of reinvested dividends                      54,637         148,292
Cost of shares redeemed                        (4,374,177)       (444,244)
                                              -----------     -----------
Net increase from capital share transactions  $25,083,924     $32,482,129
                                              ===========     ===========

------
(1) Unaudited.

NOTE 4 -- Investment Transactions

     Excluding short-term obligations, purchases of investment securities aggregated $22,074,701 and sales of investment securities aggregated $5,293,547 for the six months ended November 30, 1997.

     On November 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $57,596,398 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,106,182.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 5 -- Net Assets

     On November 30, 1997, net assets consisted of:

Paid-in capital:
   Class A Shares                                                $100,396,514
   Class B Shares                                                  20,534,656
   Institutional Shares                                            61,708,398
Undistributed net investment income                                   429,860
Accumulated net realized gain from security transactions            5,958,866
Unrealized appreciation of investments                             54,490,215
                                                                 ------------
                                                                 $243,518,509
                                                                 ============
NOTE 6 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Equity Partners Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

         JAMES J. CUNNANE                       CARL W. VOGT, ESQ.
             Director                                Director

          RICHARD T. HALE                           HARRY WOOLF
             Director                                President

          JOHN F. KROEGER                          AMY M. OLMERT
             Director                                Secretary

           LOUIS E. LEVY                         JOSEPH A. FINELLI
             Director                                Treasurer

        EUGENE J. MCDONALD                        SCOTT J. LIOTTA
             Director                           Assistant Secretary

         REBECCA W. RIMEL
             Director

Investment Objective

A mutual fund designed to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

                      This page intentionally left blank.

----------------------------------------------------
    This report is prepared for the general
information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding
any of the Flag Investors Funds, including
charges and expenses, obtain a prospectus from
your investment representative or directly from
the Fund at 1-800-767-FLAG. Read it carefully
before you invest.
----------------------------------------------------

                             [FLAG INVESTORS LOGO]


                                     GROWTH

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund


                                  EQUITY INCOME

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund


                                    BALANCED

                        Flag Investors Value Builder Fund


                                     INCOME

                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares


                                 TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares
            Flag Investors Maryland Intermediate Tax-Free Income Fund


                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares







                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.